Exhibit 10.86

AGREEMENT FOR
ASSIGNMENT OF CONTRACT PROCEEDS

THIS AGREEMENT FOR ASSIGNMENT OF CONTRACT PROCEEDS ("Agreement"), dated as of May 26, 2017, ("Effective Date") from OrangeHook, Inc., a Florida corporation ("OrangeHook"), with principal offices at 319 Barry Avenue South, Suite 300, Wayzata, MN 55391 and LifeMed ID, Inc, a California corporation ("LifeMed" and, together with OrangeHook, individually and collectively, jointly and severally, the "Companies") with principal offices at 3009 Douglas Boulevard, Suite 200, Roseville, California 95661 to Dan Thompson, an individual ("Thompson"), located at [*], [*], MN [*] (collectively, the "Parties").

W I T N E S S E T H:

WHEREAS, OrangeHook seeks to borrow funds in the amount of approximately six hundred thousand dollars ($600,000) to support its working capital needs, and Thompson desires to lend such amount to OrangeHook; and

WHEREAS, LifeMed has entered into those certain contracts set forth on Exhibit A hereto, calling for certain payments to be paid by End Users (as defined in the Contracts) (each, an "End User")  to LifeMed in the amount of eight hundred fifty thousand eighty-one ($850,081) (as they may have been amended, modified or supplemented, collectively, the "Contract(s)"); and

WHEREAS, the Parties are entering into this Agreement to establish the Parties' respective rights and obligations, including the assignment of the Companies' right to receive eight hundred fifty thousand eighty-one dollars ($850,081) in payments under the Contracts from End Users to Thompson (the "Accounts") in consideration of the Loan.

NOW, THEREFORE, to induce Thompson to enter into this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.       LOAN. Thompson agrees to lend $600,000 (the "Loan") to the Companies by wire transfer to the bank account(s) in accordance with the flow of funds attached as Exhibit D hereto on the Effective Date.

2.       ASSIGNMENT; INDEBTEDNESS.  In consideration of the Loan, the Companies hereby sell and assign to Thompson, and Thompson hereby agrees to purchase, all of the Companies' right, title and interest to receive payment of monies and all claims for monies due and to become due to the Companies under the Contracts (the "Assignment") in the amount of $850,081 (the "Obligations"), as specified in Exhibit B hereto.

3.       PAYMENTS; PAYMENTS TO BE HELD IN TRUST; REPAYMENTS; COMPANIES TO REMAIN LIABLE.

(a)      Payments. The Companies shall direct the counterparties to each of the Contracts to direct payments to the account set forth in Section 8(a) hereto.  The Companies hereby unconditionally promise to pay to Thompson all Obligations, in the amounts and on the dates set forth on Exhibit B hereto, as and when due, without deduction or setoff, regardless of any defense or counterclaim, in accordance with this Agreement. Any deficit balance with respect to any Account shall be immediately due and payable in full, subject to the provisions of Section 9(a) hereof, without notice or demand.

(b)      Property to be Held in Trust. All checks, remittances, other items of payment and other proceeds of Collateral shall be property of Thompson.  If any checks, remittances, other items of payment or other proceeds of Collateral are received by any Company, such Company shall hold the same in trust for the benefit of Thompson and will immediately deliver the same to Thompson in the identical form as received by such Company.  For the avoidance of doubt, any payments received by Thompson in error from the End Users that do not relate to the Accounts set forth on Exhibit B hereto shall be, at the Companies' option, either returned to the Companies or applied to pay down the Obligations.

(c)      Repayments. If Thompson is required to repay, refund or otherwise disgorge any payment received by Thompson for an Account, the Companies hereby indemnify, save and hold Thompson harmless with respect to such payment and the amount of the repayment by Thompson shall be part of the Obligations, notwithstanding any termination of this Agreement.

(d)      Companies To Remain Liable. Notwithstanding anything to the contrary in this Agreement, the Obligations shall be with full recourse to the Companies and the Companies shall remain liable under this Agreement to repay the full amount of the Obligations (or any outstanding portion thereof, as the case may be) to Thompson. The Companies shall observe, perform and fulfill all of the conditions and obligations to be observed, performed and fulfilled by them under the Contracts, including collection efforts or filing of legal claims to obtain payments required under the Contracts. Thompson shall not be required or obligated in any manner to observe, perform or fulfill any of the conditions or obligations of the Companies under the Contracts, to make any inquiry as to the nature or sufficiency of any payment received by Thompson or the Companies, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to Thompson or to which Thompson may be entitled hereunder at any time.

4.       SECURITY INTEREST. As security for the payment and performance of the Obligations, the Companies hereby grant to Thompson a continuing security interest in and lien upon all of the Companies' right, title and interest in and to the following, whether now owned or hereafter created, acquiring or arising (collectively, the "Collateral"):

(a)      the Accounts;

(b)      the Intellectual Property Collateral; and

(c)      all proceeds and products of each of the foregoing.

As used herein, the following terms have the following meanings;

"Intellectual Property Collateral" means collectively, with respect to each Company, the (i) all patents issued or assigned to, and all patent applications and registrations made by, such Company (whether issued, established or registered or recorded in the United States or any other country or any political subdivision thereof), (ii) all trademarks (including service marks), slogans, logos, symbols, certification marks, collective marks, trade dress, uniform resource locators (URL's), domain names, corporate names and trade names, whether statutory or common law, whether registered or unregistered and whether established or registered in the United States or any other country or any political subdivision thereof (excluding only United States intent-to-use trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications), (iii) copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished), (iv) trade secrets, (v) intellectual property licenses (other than any intellectual property license pursuant to which the grant of a security interest therein would violate or invalidate such license after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than proceeds and receivables thereof) and (vi) all other industrial, intangible and intellectual property of any type, including mask works and industrial designs, including, without limitation, the intellectual property listed on Exhibit C hereto and in each case, all tangible embodiments of the foregoing and all registrations and applications made by such Company, in each case, whether now owned or hereafter created or acquired by or assigned to such Company, together with any and all (A) rights and privileges arising under applicable law and international treaties and conventions with respect to such Company's use of such copyrights, (B) reissues, renewals, continuations and extensions thereof and amendments thereto, (C) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (D) rights corresponding thereto throughout the world and (E) rights to sue for past, present or future infringements thereof.

5.       FILINGS AND FURTHER ASSURANCES. The Companies shall at any time and from time to time duly execute and deliver any and all such other and further assurances and documents and take such actions as in the reasonable judgment of Thompson may be necessary to obtain or maintain the full benefits of this Agreement. Without limiting to the foregoing, the Companies shall take all reasonable actions requested by Thompson from time to time to cause the attachment and perfection of, and Thompson's ability to enforce, Thompson's security interest in any and all of the Collateral and to ensure that Thompson's security interest ranks at least pari passu in priority with the Companies' other Senior Secured Indebtedness.  The Companies irrevocably and unconditionally authorize Thompson (or Thompson's agent) to complete and file, and the Companies ratify such filing, at any time and from time to time, such financing statements with respect to the Collateral naming Thompson as the secured party and one or both of the Companies as debtor, as Thompson may require, together with all amendments and continuations with respect thereto. As used in this Agreement, "Senior Secured Indebtedness" means the secured indebtedness of the Companies in favor of Regal Consultancy, Signature Bank and participants under OrangeHook's Participation and Repayment Priority Agreement.

6.       REPRESENTATIONS AND WARRANTIES.  Until the Obligations are repaid in full, the Companies hereby represent, warrant and agree as follows:

(a)      Organization; Qualification. Each Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Company is duly qualified to do business and is in good standing in each jurisdiction where its ownership of property or the conduct of its business requires such qualification.

(b)      Compliance with Laws.  Each Company operates its business in material compliance with all applicable local, state and federal laws.

(c)      Power and Authority; Consents.  Each Company has all power and authority under the laws of such Company's jurisdiction of organization and its articles of organization (or similar document) to conduct its business and to enter into, execute and deliver this Agreement and each other document executed in connection herewith and to perform its Obligations hereunder and thereunder. The execution, delivery and performance by each Company of this Agreement and each other document executed in connection herewith do not require consent from any person or entity and do not violate, conflict with or cause a breach or a default under any law applicable to such Company, any of its organizational documents or any agreement or instrument binding on it.

(d)       Collateral.  The Companies have good title to the Collateral.  Except pursuant to this Agreement and any lien or senior priority contractual right granted in respect of the Senior Secured Indebtedness, no Company has assigned, pledged or otherwise granted a security interest in or lien on the Collateral.

(e)      Accounts.  Each Account purchased by Thompson hereunder (i) evidences an absolute, bona fide sale of goods or services in the Companies' ordinary course of business; (ii) is valid and enforceable against the End User obligated thereon in the full amount set forth in the invoices evidencing such Account, without offset, defense, counterclaim, deduction, recoupment or contra account; (iii) is not subject to commercial dispute (real or alleged); (iv) is legally saleable and assignable by the Companies to Thompson; (v) any invoices evidencing such Account and all other documents delivered to Thompson in connection therewith are genuine and valid and are not mistaken, misleading, fraudulent, incorrect, incomplete or erroneous in any material respect; (vi) shall not be altered or in any way modified without the prior written consent of Thompson; and (vii) has been issued in the name of a Company.

(f)      Litigation. There are no actions or proceedings pending or, to any Company's knowledge, threatened against or affecting any End User or the Collateral, in which an adverse decision could reasonably be expected to cause a material adverse change.

(g)      Contracts. Other than any amendments listed on Exhibit A hereto, there have been no amendments, supplements or other modifications to any of the Contracts.  None of the End Users or either Company is in material breach of any of its respective obligations under the applicable Contract. No End User has failed to make a payment under the Contract to which it is a party later than 60 days after the due date thereof.  Neither Company, nor any End User (to the Companies' knowledge), is subject to a bankruptcy or other insolvency proceeding.

7.       COVENANTS.  Until the Obligations are repaid in full:

(a)      Notification of Events.  The Companies will promptly notify Thompson upon obtaining knowledge of the occurrence of:  (i) the occurrence of any material breach under a Contract or Account; (ii) any Event of Default; or (iii) the commencement of a bankruptcy or insolvency proceeding with respect to any Company or any End User.

(b)      Invoices. The Companies will send invoices to each End User with respect to amounts due under the Accounts within 15 days of the end of each calendar month; and (ii) use its best efforts to cause each End User to pay each invoice within 30 days of the date due. Concurrently with delivery of each Invoice to the End Users, the Companies shall deliver such invoices to Thompson.

(c)      Changes in Name or Status. The Companies will not, without giving Thompson at least thirty (30) days prior written notice:  (i) change either Company's legal name or conduct business under a fictitious, assumed or "d/b/a" name; (ii) change either Company's type of organization; or (iii) change either Company's jurisdiction of organization, chief executive office, mailing address or any location of Collateral.

(d)      Fundamental Changes; Transfers. The Companies will not, at any time, without Thompson's prior written consent: (i) merge, or consolidate or acquire all or substantially all of the assets of any person or entity unless such Company shall be the surviving entity of such merger or consolidation; or (ii) grant or permit to exist any lien or otherwise transfer any other interest in any of the Collateral to any person or entity other than Thompson or in respect of the Senior Secured Indebtedness.

(e)      Contracts. The Companies will not, at any time, without Thompson's prior written consent, amend, supplement, terminate or otherwise modify any Contract or restructure, extend, amend or otherwise modify any Account in a manner that is adverse to Thompson.

(f)      Pari-Passu.  The Companies will at all times, unless Thompson otherwise consents in writing, cause the Obligations and the security interest created hereunder to rank at least pari passu with all other Senior Secured Indebtedness of the Companies.

8.       NOTATION OF ASSIGNMENT; COMPANY ACCESS TO BANK INFORMATION

(a)      The Companies agree that Thompson may, and the Companies irrevocably authorize Thompson to, at any time, notify End Users of the assignment to Thompson of the right to receive payments under the Accounts.  Without limiting the foregoing, the Companies shall make a notation on each original invoice for each Account which indicates that the right to receive payments under the Account has been assigned to Thompson.  The notation shall be as follows:

This invoice has been assigned to and is payable to:

Dan Thompson

The Companies shall cause all payments by wire transfer or ACH to be directed as follows:

By Wire Transfer:
Signature Bank
ABA# [*]
Beneficiary: Dan Thompson LLC
Acct # [*]
Reference:  [Name of End User]

OR

By Check:
Dan Thompson
[*]
[*], MN [*]

(b)      Notwithstanding the placement or non-placement of such notation on invoices or other documentation, the Companies shall cause all payments of Accounts to be remitted, and shall take all necessary actions to ensure that all End Users remit payment of Accounts, to the address or bank account, as applicable, set forth Section 8(a) above or as otherwise directed by Thompson.

(c)      Accounting. Thompson shall either (i) make available to the Companies an internet accessible website which will permit the Companies to view all credits made in respect of the payments set forth in Exhibit B hereto to the account set forth in Section 8(a) above or (ii) make available to the Companies a monthly statement or other account information or ledger, in each case for the purpose of ensuring that the Companies are aware of which End User payments have been received by Thompson.  In any event, within 5 days of receipt, Thompson shall provide notice to OrangeHook, at such notice address as OrangeHook may specify in writing from time to time, of the date of any payment and the amount thereof received by Thompson from an End User.

9.       EVENTS OF DEFAULT. Any one or more of the following shall constitute an "Event of Default" hereunder:  (a) an End User or the Companies shall fail to pay any of the Obligations within one (1) day of being due in accordance with Exhibit B hereto and, with respect to a payment due by an End User, the Companies fail to cause the End User to make such payment within thirty  (30) days of the date such payment is due (the "Cure Period"); (b) any representation or warranty made to Thompson in connection with this Agreement or any document executed in connection herewith, shall be untrue, incorrect or misleading when made or during the period covered thereby; provided, however, that the Companies shall have thirty (30) days from the date hereof to cure any misrepresentation as it relates to the information set forth on Exhibit C hereof; (c) any breach or default by a Company of any term of this Agreement or any document executed in connection herewith and such breach or default is not remedied within 30 days after the occurrence of such breach or default; (d) any Company suspends or ceases operation of all or a material portion or line of such Company's business; (e) there shall be issued or filed against any Company any attachment, injunction, order, writ, or judgment materially affecting the Collateral which is reasonably likely to prevent such Company from being able to perform its obligations hereunder (including repayment of the Obligations); or (f) any Company becomes insolvent, makes an assignment for the benefit of creditors, or if a receiver is appointed for any of the Collateral, or if a petition under any provision of Title 11 of the United States Bankruptcy Code, as amended or modified from time to time, is filed by or against any Company.

10.     Remedies.

(a)      Nonpayment of Accounts. If a payment from an End User is not received within the Cure Period as set forth in Section 9(a) hereof, OrangeHook may make a grant of restricted shares of OrangeHook common stock ("Restricted Share Grant"), equivalent to the amount of such payment, or OrangeHook may, at its sole discretion, make such late payment in lieu of making a Restricted Share Grant (a "Cure Payment"). Any Cure Payment shall relieve OrangeHook from issuing any common stock related to an End User's late payment. For purposes of additional clarity, in no event shall the aggregate number of restricted shares of OrangeHook common stock issued for purposes of the Restricted Share Grant exceed 100,000.

(b)      UCC Remedies. Upon the occurrence of any Event of Default, Thompson shall have all the rights and remedies of a secured party under the UCC and other applicable laws with respect to all Collateral, such rights and remedies being in addition to all of Thompson's other rights and remedies provided for herein, and all of which rights and remedies may be exercised without notice to, or consent by, Companies except as such notice or consent is expressly provided for hereunder.  Thompson may for any reason apply for the appointment of a receiver, ex parte without notice, of the Collateral (to which appointment the Companies hereby consent) without the necessity of posting a bond or other form of security (which the Companies hereby waive). Thompson may sell or cause to be sold any or all of such Collateral, in one or more sales or parcels, at such prices and upon such terms as Thompson shall elect, for cash or on credit or for future delivery, without assumption of any credit risk, and at a public or private sale as Thompson may deem appropriate.  At any such sale, Thompson may disclaim warranties of title, possession, quiet enjoyment, merchantability and the like and any such disclaimer shall not affect the commercial reasonableness of the sale.  Thompson may be the purchaser at any such public sale and thereafter hold the property so sold at public sale, absolutely, free from any claim or right of any kind, including any equity of redemption.  The proceeds of sale shall be applied first to all costs and expenses of, and incident to, such sale, (including attorneys' costs, fees and expenses), and then to the payment (in such order as Thompson may elect in its sole discretion) of all other Obligations.  After application of the proceeds of any Collateral to the Obligations, the Companies shall remain liable for any deficiency. Notwithstanding anything to the contrary set forth in this Agreement, in connection with a default under Section 9(a), Thompson will not exercise any remedies against the Intellectual Property Collateral until the Cure Period has expired.

(c)      Default Interest. From and after the occurrence of an Event of Default, and at all times during its continuance, any amount then currently due and payable to Thompson hereunder shall bear interest at a rate per annum equal to 18%.

11.     GENERAL.

(a)     Payment in Full. After payment in full of the Obligations, there shall be no further obligation by either party, and this Agreement shall terminate automatically unless mutually extended by the Parties in writing. Upon payment in full of the Obligations, Thompson shall execute and deliver to the Companies such releases or other documents as the Companies may reasonably request to evidence such termination.

(b)     Governing Law. This Assignment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Minnesota.  The parties consent to the jurisdiction and venue of the stated and federal district courts of the State of Minnesota and the United Stated District Court – Minnesota District located in Hennepin County, Minnesota.  As used herein, "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

(c)     Power of Attorney.  In order to carry out this Agreement, the Companies irrevocably appoint Thompson, or any person or entity designated by Thompson, as its special attorney in fact, or agent, with power to:  (a) receive, open, read and thereafter forward to the Companies all mail addressed to the Companies (including any trade name of a Company) sent to Thompson's address.  Any payments received shall be applied to the Obligations by Thompson in accordance with this Agreement; (b) endorse the name of a Company or a Company's trade name on any checks or other items of payment that may come into the possession of Thompson with respect to any Account and which is a payment with respect to the Obligations hereunder; (c) in a Company's name, or otherwise, demand, sue for, settle, collect and give releases for any and all moneys due or to become due on any Account; (d) sign the name of a Company on any notices to an End User of the assignment to Thompson of the Accounts, to the extent the Companies have not sent such notices to each End User within thirty (30) days of the Effective Date; and (g) do any and all things necessary and proper to carry out this Agreement. This power, being coupled with an interest, is irrevocable while this Agreement remains in effect or any of the Obligations remain outstanding.  Thompson, as attorney-in-fact, shall not be liable for any errors of judgment or mistake of fact.

(d)     Successors and Assigns.  This Agreement binds and is for the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, except that no Company shall have the right to assign its rights hereunder or any interest herein without Thompson's prior written consent.

(e)     Notices. Unless otherwise specified herein, all notices pursuant to this Agreement shall be in writing and sent either (a) by hand, (b) by certified mail, return receipt requested, or (c) by recognized overnight courier service, to the other party at the address set forth herein, or to such other addresses as a party may from time to time furnish to the other party by notice.

(f)     Joint and Several Obligation.  Each Company hereby acknowledges, confirms and agrees that all Obligations arising under or in connection with this Agreement and any document executed in connection herewith shall be joint and several as between al Companies.

(g)     Indemnification.  Each of the Companies hereby indemnify and hold Thompson and his respective affiliates, employees, attorneys and agents (collectively, the "Indemnified Parties") harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of every kind and nature (including attorneys' costs, fees and expenses) which may be instituted or asserted against or incurred by any such Indemnified Person with respect to the execution, delivery, enforcement, performance or administration of, or in any other way arising out of or relating to, this Agreement or any document executed in connection herewith, and any actions or inactions with respect to any of the foregoing, except to the extent that any such indemnified liability is determined pursuant to a final, non-appealable order issued by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. No Indemnified Person shall be responsible or liable to any Company or to any other party for indirect, punitive, special, exemplary or consequential damages which may be alleged as a result of the purchase of any Account or other financial accommodation having been extended, denied, delayed, conditioned, suspended or terminated under this Agreement or any document executed in connection herewith or as a result of any other event or transaction contemplated hereunder or thereunder. The obligations under this section shall survive the termination of this Agreement and payment in full of all Obligations hereunder.

[Remainder of page intentionally left blank; Signatures follow].

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed as of the Effective Date.

ORANGEHOOK, INC., a Florida corporation

By: /s/ James L. Mandel
Name: James L. Mandel Title: CEO

LIFEMED ID, INC., a California corporation

By: /s/ Kevin Klopfenstein
Name: Kevin Klopfenstein
Title: Chief Financial Officer

The foregoing Agreement is hereby acknowledged and accepted as of the Effective Date.

By: /s/ Dan Thompson
Dan Thompson

Exhibit A
(Contracts)

1.
LifeMed ID End User Services Agreement for Greater Buffalo United Affordable Healthcare Network by and between LifeMed ID, Inc. and  Greater Buffalo United Affordable Healthcare Network, 393 Delaware Avenue, Buffalo, NY 14202, effective December 22, 2016.

2.
End User Services Agreement by and between LifeMed ID, Inc. and Mid Coast Hospital, 123 Medical Center Drive, Brunswick, ME 04011, effective January 16, 2013, as amended by Addendum No. 1 effective July 13, 2016 and Addendum No. 2 effective May 31, 2017.

3.
LifeMed ID End User Services Agreement for Steward Health Care System LLC by and between LifeMed ID, Inc. and Steward Health Care System LLC and its affiliates, 111 Huntington Avenue, Boston, MA 02119 effective December 20, 2016.

Exhibit B

Monthly Payments

Steward Health			GBAUHN			Mid Coast		
Invoice Date	Amount	Due Date	Invoice Date	Amount	Due Date	Invoice Date	Amount	Due Date
July 1, 2017	$16,667	August 30, 2017	April 30, 2017	$3,450	June 14, 2017	May 1, 2017	$146,580	June 30, 2017
August 1, 2017	16,667	September 30, 2017	May 31, 2017	3,450	July 15, 2017			
September 1, 2017	16,667	October 31, 2017	June 30, 2017	3,450	August 14, 2017			
October 1, 2017	16,667	November 30, 2017	July 31, 2017	3,450	September 14, 2017			
November 1, 2017	16,667	December 31, 2017	August 31, 2017	3,450	October 15, 2017			
December 1, 2017	16,667	January 30, 2018	September 30, 2017	3,450	November 14, 2017			
January 1, 2018	16,667	March 2, 2018	October 31, 2017	3,450	December 15, 2017			
February 1, 2018	16,667	April 2, 2018	November 30, 2017	3,450	January 14, 2018			
March 1, 2018	16,667	April 30, 2018	December 31, 2017	3,450	February 14, 2018			
April 1, 2018	16,667	May 31, 2018	January 31, 2018	3,450	March 17, 2018			
May 1, 2018	16,667	June 30, 2018	February 28, 2018	3,450	April 14, 2018			
June 1, 2018	16,667	July 31, 2018	March 31, 2018	3,450	May 15, 2018			
July 1, 2018	16,667	August 30, 2018	April 30, 2018	3,450	June 14, 2018			
August 1, 2018	16,667	September 30, 2018	May 31, 2018	3,450	July 15, 2018			
September 1, 2018	16,667	October 31, 2018	June 30, 2018	3,450	August 14, 2018			
October 1, 2018	16,667	November 30, 2018	July 31, 2018	3,450	September 14, 2018			
November 1, 2018	16,667	December 31, 2018	August 31, 2018	3,450	October 15, 2018			
December 1, 2018	16,667	January 30, 2019	September 30, 2018	3,450	November 14, 2018			
January 1, 2019	16,667	March 2, 2019	October 31, 2018	3,450	December 15, 2018			
February 1, 2019	16,667	April 2, 2019	November 30, 2018	3,450	January 14, 2019			
March 1, 2019	16,667	April 30, 2019	December 31, 2018	3,450	February 14, 2019			
April 1, 2019	16,667	May 31, 2019	January 31, 2019	3,450	March 17, 2019			
May 1, 2019	16,667	June 30, 2019	February 28, 2019	3,450	April 14, 2019			
June 1, 2019	16,667	July 31, 2019	March 31, 2019	3,450	May 15, 2019			
July 1, 2019	16,667	August 30, 2019	April 30, 2019	3,450	June 14, 2019			
August 1, 2019	16,667	September 30, 2019	May 31, 2019	3,450	July 15, 2019			
September 1, 2019	16,667	October 31, 2019	June 30, 2019	3,450	August 14, 2019			
October 1, 2019	16,667	November 30, 2019	July 31, 2019	3,450	September 14, 2019			
November 1, 2019	16,667	December 31, 2019	August 31, 2019	3,450	October 15, 2019			
December 1, 2019	16,667	January 30, 2020	September 30, 2019	3,450	November 14, 2019			
January 1, 2020	16,667	March 1, 2020						
February 1, 2020	16,667	April 1, 2020						
March 1, 2020	16,667	April 30, 2020						
April 1, 2020	16,667	May 31, 2020						
May 1, 2020	16,667	June 30, 2020						
May 31, 2020	16,667	July 30, 2020						
	$600,001			**$103,500**			**$146,580**

Exhibit C

Intellectual Property

1. **<u>Patents and Patent License Agreements</u>** – As specified in Appendix 1 attached hereto.

2. **<u>Trademarks/Logos/Symbols/Trade Dress</u> –**

a. <u>Trademarks</u>

Salamander Trademarks:
Salamander™
Intelligent Accountability™
SalamanderLive™
RAPIDTAG™
RAPIDTAG EVAC™
COMMAND
01 TAG APP
02 TRACK APP

LifeMed ID Trademarks:
LifeMed ID™ (U.S. and China pending applications)
Authoritative Identity Management Exchange™
AIMe™
BYOID™

Agilivant Trademarks:
Agilivant™

Nuvel Trademarks:
Nuvel™

LifeNexus Trademarks:
LifeNexus™
iChip®

Also see as specified in Appendix 2 attached hereto.

b. <u>Symbols/Logos</u> – As specified in Appendix 2 attached hereto.

c. <u>Trade Dress</u> – As specified in Appendix 2 attached hereto.

d. <u>Domain Names</u> - As specified in Appendix 3 attached hereto.

1

e. Corporate Names

OrangeHook, Inc. (a Florida corporation)
OrangeHook, Inc. (a Minnesota corporation)
Nuvel Inc. (a Delaware corporation)
LifeMed ID, Inc. (a California corporation)
Agilivant, LLC (a Washington limited liability company)
Salamander Technologies, LLC (a Minnesota limited liability company)

3. **Copyrights**

a. Unregistered – Various unregistered copyrights in the form of sales and other presentation materials, blog and website content, user manuals, guide books, white papers and similar documents.

b. Registered – Not applicable.

4. **Trade Secrets** – Not applicable for purposes of the Agreement.

5. **Intellectual Property Licenses**

a. Patent License Agreements – As specified in Appendix 1 attached hereto.
b. Customer License Agreements/Terms of Service/Service Agreements – As set forth in End User Contracts and other customer agreements of the Companies.

6. **All Other Industrial, Intangible and Intellectual Property Rights**

a. Patent License Agreements – As specified in Appendix 1 attached hereto.

2

Appendix 1 to Exhibit C

Patents

Salamander

- Accountability Patent #1 – No. 5,596,652 (exp. 2015): Protects use of qualifications or certifications in machine-readable media (PDF417 barcode) on an ID tag for the purpose of assigning and accounting for personnel at an incident.
  http://www.google.com/patents/US5596652
- Accountability Patent #2 – No. 5,793,882 (exp. 2015): Continuation-in-art of the above covering all machine-readable media (barcode, RFID, smartcard, etc.) that carries qualification information used for accountability (or site access...).
  http://www.google.com/patents/US5793882
- Victim Tracking Patent – No. 6,761,312 (exp. 2022): Protects the use of a high-capacity ID tags to track victims where at least the person's triage priority is contained in machine-readable media along with other demographic/victim info.
  http://www.google.com/patents/US6761312
- rapidTAG™ Patent – No. 7,191,934 (exp. 2024): Protects a system whereby you strip data off of pre-existing identification cards (e.g. Driver's Licenses) to create incident-specific credentials which are used for tracking personnel.
  http://www.google.com/patents/US7191934
- Interlinking Electronic Identities – Patent Pending No. 13/256,378: Covers the use of cell-enabled devices as an identity/collector unit/management unit for personnel accountability during incidents. Rejection/response cycle with examiner.
- United States Patent – No. 8,995,946 B2: System and method for accountability by interlinking electronic identities for access control and tracking of personnel during an incident or at an emergency scene.
  http://www.google.com/patents/US8995946
- United States Patent – No. 9,497,610: System and method for accountability by interlinking electronic identities for access control and tracking of personnel during an incident or at an emergency scene.
  http://www.google.com/patents/US9497610

LifeMed ID

- United States Patent – No. 5,832,488: Computer system and method for storing medical histories using a smartcard to store data. (Pursuant to Patent License Agreement and Addendum No. 1 by and between LifeMed ID, Inc. and Information Retrieval Acquisition, LLC, 1108 Kane Concourse, Suite 310, Bay Harbor Islands, FL 33154 effective January 22, 2014, as amended by Addendum No. 2 to the Patent License Agreement effective September 9, 2016.
  http://www.google.com/patents/US5832488
- United States Patent – No. 7,661,146: Method and systems for providing a secure multi-user portable database. (Pursuant to Agreement by and between LifeMed ID, Inc. and PrivaMed Inc, 226 Westbury Avenue, Carl Place, NY 11514 effective April 12, 2013, as amended by Addendum No. 1 to the Agreement, dated April 28, 2016).
  http://www.google.com/patents/US7661146
- U.S. Patent Application – No. 15/256,157 (PENDING): System and methods for synchronizing and registering user identification information (AIMe™ application)

Nuvel

- United States Patent – No. 20,120,151,087 (PENDING): A system and method for providing a network proxy data tunnel (NPDT), for use in large corporate network environments.
  https://www.google.us/patents/US20120151087
- United States Patent – No. 20,120,105,203 (PENDING): A system and method for providing personal alerts.
  https://www.google.us/patents/US20120105203

Agilivant

n/a

1

Appendix 1 to Exhibit C

Patents

LifeNexus / iChip

- Smartcard Accessed Dual Server Electronic Data Storage System - Patent - No. 8239627: A secure, electronic data maintenance system and associated removable memory storage devices (e.g., smartcards). The system includes a first remote server that stores card holder information associated with multiple card holders, and a second remote server that stores electronic data associated with the cardholders.
  https://www.google.com/patents/US8239627
- Personal Health Card Accessed Secure Medical Data Storage System - No. 7424437: A system and method provides central storage of patient health records and allows for temporal access to be provided by the patient and other individual and healthcare providers.
  https://www.google.com/patents/US7424437
- Secure Medical Records Maintenance System - No. 7092891: A secure medical records maintenance system including a first server that stores patient identification information indexed by patient identification numbers (PINs) and a second server that stores patient medical data indexed by medical record identification numbers.
  https://www.google.com/patents/US7092891
- Personal Health Card Accessed Secure Medical Data Storage System - No. 2487232: A secure medical records maintenance system and associated removable memory storage devices referred to as a "personal health card" for assessing the system.
- RFID Reporting Personal Health Card and Related Systems - No. 8066192: A personal healthcard that includes a smartcard with an RFID device that automatically reports certain RFID response information when illuminated by an interrogation signal from an RFID reader, such as an authorized first responder device issued to police, fire, lifeguard, or EMT personnel.
  https://www.google.com/patents/US8066192
- Smartcard Reader and Charging Station - No. D656151: The ornamental design for a smartcard reader and charging station.
  https://www.google.com/patents/USD656151
- Smartcard with iChip Contact Pad - No. D686214: The ornamental design for a smartcard with iChip contact pad.
  https://www.google.com/patents/USD686214
- RFID Reporting Personal Health Card and Related Systems - No. 8800877: A personal healthcard that includes a smartcard with an RFID device that automatically reports certain RFID response information when illuminated by an interrogation signal from an RFID reader, such as an authorized first responder device issued to police, fire, lifeguard, or EMT personnel.
  https://www.google.com/patents/US8800877
- Charger for Smartcard Reader - No. D667403: The ornamental design for a smartcard reader and charging station.
  https://www.google.com/patents/USD667403
- Smartcard Reader - No. D667402: The ornamental design of a smartcard reader.
  https://www.google.com/patents/USD667402
- Federated ID Secure Virtual Terminal Emulation Smartcard - No. 8678294: A smartcard using a combination of secure virtual terminal emulation implemented by the smartcard and Federated ID information stored on the smartcard (and optionally on a transaction processor server) to provide secure verification of the personal identity of the cardholder.
  https://www.google.com/patents/US8678294
- Electronic Health Record System (PENDING): A system and method provides central storage of patient health records and allows for temporal access to be provided by the patient and other individual and healthcare providers.
- Electronic Health Record System (PENDING): A system and method provides central storage of patient health records and allows for temporal access to be provided by the patient and other individual and healthcare providers.

2

2

Appendix 2 to Exhibit C

Our Primary Logo

OrangeHook™

Placement

"g height"

"g width"

Logo Color Variations

Our Primary Icon

Placement

"hook width"

"hook width"

Placement

"i height"

"i height"

Icon Color Variations

iChip®

1

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

CMYK	RGB
13, 86, 100, 3	209, 72, 39
HEX	**PANTONE**
#d14827	7597 C

PRIMARY

CMYK	RGB
94, 81, 52, 65	7, 25, 46
HEX	**PANTONE**
#07192d	289 C

SECONDARY

CMYK	RGB
69, 64, 63, 62	48, 46, 46
HEX	**PANTONE**
#302e2e	Black C

PORTFOLIO

2

Copyright © 2017. OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Segoe UI Light

Aa

ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz
&$£,;:!?@()[]{}*-+/=0123456789

Segoe UI Semibold

Aa

ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz
&$£,;:!?@()[]{}*-+/=0123456789

Segoe UI Semilight

Aa

ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz
&$£,;:!?@()[]{}*-+/=0123456789

Segoe UI Symbol

Aa

ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz
&$£,;:!?@()[]{}-+/=0123456789*

3

Copyright © 2017, OrangeHook, Inc. All Rights Reserved. Confidential - For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Hierarchy

Heading H1	Segoe Light / Size 36-60 pt / Leading 48 pt / Tracking 0
Heading H2	Segoe Semilight / Size 14 pt / Leading 24 pt / Tracking 25
Heading H3	**Segoe Semibold / Size 10 pt / Leading 18 pt / Tracking 3**
Copy text	Segoe Semilight / Size 10 pt / Leading 12 pt / Tracking 30
Subtitle	Segoe Semilight/ Size 18 pt / Leading 24 pt / Tracking 0
Quote / Intro	Segoe Symbol / Size 14 pt / Leading 24 pt / Tracking 0

Heading 2

Luptasped utatur seribusdae illabore, alit velique nulparci reiurib usandit atendipid que volorae nectaturitam cuptatio ilitati doluptatem. Hillendit estissin es eatatur alicimil ium inturerciur?
Ur maionsed magnim es ipsam vel eos ipidiate odis atia peris voluptio od quo derum quis sunt.
Eliquis aute laut lam que nos eum quis exero eum, soluptis susda sit molenitaque reste peligni doluptias dolenduciis voluptaspid mos dipid ullent untetur antia voloreriam adipsunt rempedit, sitetur reium ut asimusaperia que aliquid quas aut voloratet et eos magnias paribus remperchil in nume sit etur ant et que pera conse non nem et qui ut vendia non core sit volest,

Heading 3

Ad ut la quid que quisintis aruptias di utam et volo omniet volupta quasitis cus nonectet arit porumque sam quame nobitem corum unte non et eium conse volupta spelicid molenis quatem conseque ipitatio id exped quae nis dus doluptas rent hicim fugitatiunt quatia nieture latur? Quisciis ea iunt volorum elenem doluptio ipicil ipsenis aut aut quistissit, qui repraerro officil

Heading 3

iquiam, ut laboribusam qui consecullum ad magnis es mos pa quia dicit eatemqu osapiciis sus ut eossimi, solo blaboria volest es et et lamus sinctius.
Ipsam quas sitate cusam nos debis endita cum quiat aut qui aut iligendi suntem dolentis est, cus est, imolupta comnisi ium none dis sae num ab is qui to bearupt urerem quunt, cor sae voluptatur aceri rectium utent expelent, si beaturis alit omnihit atenimil minvele nisciderro quundi cumquat.

4

Copyright © 2017, Changeltook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

The Portfolio *Suite*

LifeMed ID

Patient Identity Solution

Salamander

First Responder Credentialing Solution

LifeNexus

Personal Storage Solution

Nuvel

Data Transfer Solution

Agilivant

Banking Solution

Copyright © 2017, OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Our Primary Logo

LIFEMED id™

Placement

"id height"

LIFEMED id™

"id width"

Additional Logo Variations

LIFEMED id™
An OrangeHook Company

LIFEMED id™

Our Primary Icon

id™

Placement

"id height"

id™

"id width"

Additional Icon Color Variations

id™

6

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

	PRIMARY	SECONDARY	HIGHLIGHT	PORTFOLIO
CMYK	87, 63, 18, 3	59, 18, 100, 2	59, 11, 0, 0	69, 64, 63, 62
RGB	50, 98, 149	120, 162, 47	86, 183, 230	48, 46, 46
HEX	#326295	#78a22f	#56B7e6	#302e2e
PANTONE	653 C	7737 C	298 C	Black C

7

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Our Primary Logo

SALAMANDER™

Placement

"sal height"
SALAMANDER™
"sal width"

Additional Logo Variations

SALAMANDER™
An OrangeHook Company

SALAMANDER™

Our Primary Icon

Placement

"salamander width"
"salamander height"

8

Copyright © 2017, OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Product Logo: Intelligent Accountability

TAG

TRACK

REPORT

Product Logo: SalamanderLive

Product Icons

Additional product icons are available and can be provided upon request by the Brand Champions.

9

Copyright © 2017 Orangehook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

CMYK	RGB
0, 42, 100, 1	245, 159, 26
HEX	**PANTONE**
#F9A01B	1495 C

PRIMARY

CMYK	RGB
79, 20, 42, 1	36, 154, 154
HEX	**PANTONE**
#218A88	7473 C

SECONDARY

CMYK	RGB
69, 64, 63, 62	48, 46, 46
HEX	**PANTONE**
#302e2e	Black C

PORTFOLIO

10

Copyright © 2017, Orange Hook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Our Primary Logo

LifeNexus™

Placement

"n width"

LifeNexus™

"n width"

Additional Logo Variations

LifeNexus™
An OrangeHook Company

11

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

CMYK	RGB	HEX	PANTONE	
91, 100, 7, 41	44, 19, 92	#2c135c	2627 C	PRIMARY
0, 0, 0, 40	167, 169, 172	#a7a9ac	Cool Grey 6 C	SECONDARY
12, 21, 100, 0	228, 139, 33	#3e4c121	7555 C	PRODUCT
69, 64, 63, 62	48, 46, 46	#302e2e	Black C	PORTFOLIO

12

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Our Primary Logo

AGILIVANT ™

Placement

"a height"

AGILIVANT ™

"a width"

Additional Logo Variations

AGILIVANT ™
An OrangeHook Company

Our Primary Icon

™

Placement

"a height"

™

"a width"

13

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

CMYK	RGB
7, 88, 98, 1	224, 68, 39
HEX	**PANTONE**
#e04427	Warm Red C

PRIMARY

CMYK	RGB
100, 85, 34, 22	20, 55, 101
HEX	**PANTONE**
#143765	2955 C

SECONDARY

CMYK	RGB
2, 8, 99, 0	255, 223, 0
HEX	**PANTONE**
#ffdf00	7548 C

HIGHLIGHT

CMYK	RGB
69, 64, 63, 62	48, 46, 46
HEX	**PANTONE**
#302e2e	Black C

PORTFOLIO

14

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

Our Primary Logo

nuvel™

Placement

"v height"

"v width"

Additional Logo Variations

nuvel™

An OrangeHook Company

nuvel™

Our Primary Icon

v™

Placement

"v height"

"v width"

15

Copyright © 2017 OrangeHook, Inc. All Rights Reserved. Confidential – For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 2 to Exhibit C

CMYK	RGB
100, 50, 0, 0	0, 114, 188
HEX	**PANTONE**
#0072bc	3005 C

PRIMARY

CMYK	RGB
12, 86, 80, 2	211, 73, 63
HEX	**PANTONE**
#d2483f	1797 C

SECONDARY

CMYK	RGB
69, 64, 63, 62	48, 46, 46
HEX	**PANTONE**
#302e2e	Black C

PORTFOLIO

16

Copyright © 2017, OrangeHook, Inc. All Rights Reserved. Confidential — For Internal Use Only. NOT FOR DISTRIBUTION.

Appendix 3 to Exhibit C - Domain Names

Domains

- lifemedid.net
- nuvelholdings.com
- nuvelinc.com
- secrectdavidsociety.com
- myichip.com
- myaime.com
- myaimeid.com
- salamandertechnologies.org
- salamanderapp.org
- salamanderapp.info
- medidlock.com
- intertraxexchange.com
- fire-trax.com
- firetrax.com
- salamanderinc.com
- gosalamander.com
- salamanderstore.com
- intertraxexchange.net
- intertraxserver.net
- salamanderlive.com
- salamandertechnologies.net
- intertraxserver.com
- salamandertechnologies.com
- agiliphone.com
- agilisend.com
- agilisend.net
- agilivant.com
- agilivantllc.com
- managemydebitcard.com
- managemydebitcard.net
- agilinet.com
- agilipay.com
- agilimall.com
- agilicart.com
- agilicash.com
- agilicare.com
- agilicard.com
- salamanderapp.com
- salamanderapp.net
- orangehook.com
- intertrax.us
- rapidtag.org
- firetrax.org
- lifemedid.com
- managemydebitcard.mobi

Copyright © 07-201

Exhibit D

Flow of Funds

See attached.